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LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

FORM OF UNDERWRITING AGREEMENT

TNS, INC.

5,815,203 Shares of Common Stock

September    , 2004

Lehman Brothers Inc.
J.P. Morgan Securities Inc.
    As Representatives of the
    several Underwriters listed
    in Schedule I hereto
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

        TNS, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 1,200,000 shares of common stock, par value $0.001 per share ("Stock"), of the Company, and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose to sell to the Underwriters an aggregate of 4,615,203 shares of Stock. The shares of Stock to be sold by the Company are herein called the "Company Shares" and the shares of Stock to be sold by the Selling Stockholders are herein called the "Selling Stockholder Shares", collectively, the "Underwritten Shares". The Company also proposes to sell to the Underwriters, at the option of the Underwriters, up to an aggregate of 555,470 additional shares of Stock (the "Company Option Shares") and certain Selling Stockholders also propose to sell to the Underwriters, at the option of the Underwriters, up to an aggregate of 316,810 additional shares of Stock (the "Selling Stockholder Option Shares" and, together with the Company Option Shares, the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares". This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Stockholders by the Underwriters.

        1.    Registration Statement.    The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. 333-118301) including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information, and the term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

        2.    Purchase of the Shares by the Underwriters.    (a) The Company agrees and each Selling Stockholder, as and to the extent indicated in Schedule II hereto, agrees, severally and not jointly with the Company, to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders at a purchase price per share of $            (the "Purchase Price") the number of Underwritten Shares as set forth opposite the name of such Underwriter in Schedule I hereto.

        The Company and each of the Selling Stockholders, as and to the extent indicated in Schedule II hereto, agrees, severally and not jointly, to sell the Option Shares to the several Underwriters as provided in this Agreement at the Purchase Price. The Underwriters, on the basis of the representations and warranties herein contained and subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company and the Selling Stockholders at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and each Selling Stockholder as set forth in Schedule II hereto.

        The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Attorney-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

        (b)    The Company and the Selling Stockholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and to offer the Shares on the terms set forth in the Prospectus. The Company and the Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

        Payment for the Underwritten Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, and to the accounts specified by each Selling Stockholder to the Representatives, at the offices of Arent Fox PLLC at 10:00 A.M. New York City time on September            , 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Stockholders may agree upon in writing or, in the case of the Option Shares, to the account specified by the Company to the Representatives, and to the accounts specified by each Selling Stockholder to the Representatives, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date".

        Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives through the facilities of the Depository Trust Company (the "DTC") for the respective accounts of the several Underwriters of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company or the Selling Stockholders, as the case may be. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of Lehman Brothers Inc. not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

        3.    Representations and Warranties of the Company.    The Company represents and warrants to each Underwriter and the Selling Stockholders that:

        (a)    Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus furnished on behalf of each Underwriter including (i) the legend concerning over-allotments on the inside front cover page and (ii) the information appearing in the "Commissions and Expenses", the "Electronic Distribution" and the "Stabilization, Short Positions and Penalty Bids" paragraphs under the heading "Underwriting".

        (b)    Registration Statement and Prospectus. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, if applicable, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and, to the extent it occurs, as of the Additional Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Registration Statement and the Prospectus furnished on behalf of each Underwriter including (i) the legend concerning over-allotments on the inside front cover page and (ii) the information appearing in the "Commissions and Expenses", the "Electronic Distribution" and the "Stabilization, Short Positions and Penalty Bids" paragraphs under the heading "Underwriting".

        (c)    Financial Statements. The financial statements and the related notes thereto included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement and the Prospectus have been derived from the accounting records of the Company and its subsidiaries and present fairly the information required to be stated therein; and the pro forma financial information and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information, which assumptions are set forth in the Registration Statement and the Prospectus, are reasonable.

        (d)    No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development which would reasonably be expected to result in a material adverse change, in the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole other than as set forth in the Prospectus; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with business which is material to the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement or the Prospectus.

        (e)    Organization and Good Standing. The Company and each of its subsidiaries listed on Schedule III have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The subsidiaries listed it Schedule III to this Agreement are the only significant subsidiaries of the Company as defined in Regulation S-X.

        (f)    Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or entered into any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company listed in Schedule III have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors' qualifying shares) and (except as otherwise described in the Prospectus) are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

        (g)    Due Authorization. The Company has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

        (h)    The Shares. The Shares to be issued and sold by the Company hereunder upon the Closing Date or the Additional Closing Date, as the case may be, have been duly authorized by the Company and, when issued and delivered against payment in full as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

        (i)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

        (j)    No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder and the consummation by the Company of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their property or assets, except, in clause (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

        (k)    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder and the consummation by the Company of the transactions contemplated by this Agreement, except for (i) the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state and foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters and (ii) any other consent, approval, authorization, order, registration or qualification which the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on the offerings contemplated by this Agreement.

        (l)    Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be reasonably expected to be a party or to which any property of the Company or any of its subsidiaries is or may be reasonably expected to be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or other third parties; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

        (m)    Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

        (n)    Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) are disclosed in the Prospectus, (ii) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

        (o)    Title to Intellectual Property. The Company and its subsidiaries own, are licensed or possess adequate rights to use all material patents, patent applications, trademarks, are marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, "Intellectual Property") necessary for the conduct of their respective businesses; and the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others, except those claims or conflicts that (i) do not materially interfere with the use made or proposed to be made of such Intellectual Property by the Company and its subsidiaries and (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

        (p)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

        (q)    Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

        (r)    Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        (s)    Taxes. Except as disclosed in the Prospectus, the Company and its subsidiaries have paid all material federal, state, local and foreign taxes required to be paid and filed all material tax returns required to be filed through the date hereof; and except as otherwise disclosed in the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

        (t)    Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

        (u)    No Labor Disputes. No material labor disturbance by or material dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened.

        (v)    Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

        (w)    Compliance With ERISA. Each domestic employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for domestic employees or former employees of the Company and its affiliates has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

        (x)    Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (y)    Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other similar expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected, individually, or in the aggregate, to have a Material Adverse Effect.

        (z)    Customer Contracts. Except as described in the Prospectus, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, or to the knowledge of the Company, any other party to such contract or agreement.

        (aa)    Regulatory Matters. The Company is not in violation of any statute, law, ordinance, regulation, rule or order of the Federal Communications Commission ("FCC") or any state regulatory authority except for any such violation that would not, individually, or in the aggregate, have a Material Adverse Effect. The Company has all authorizations from, and has made all necessary filings with, all governmental agencies, including any state regulatory authority and the FCC, required to conduct its businesses as the same are now being conducted, except for any such authorization or filing that would not, individually or in the aggregate, have a Material Adverse Effect. There are no existing or, to the knowledge of the Company, threatened proceedings before the FCC or state regulatory authorities (or any other regulatory authority) regarding the authorizations, or otherwise that could reasonably be expected to result in a Material Adverse Effect.

        (bb)    No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (v) made any payment of funds to the Company or any of its subsidiaries or received or retained funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus, other than as set forth in the Registration Statement and the Prospectus.

        (cc)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, except as provided in the Company's senior loan agreement, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

        (dd)    No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

        (ee)    No Registration Rights. Except as described in the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholders hereunder.

        (ff)    No Stabilization. None of the Company, its subsidiaries, directors, officers or affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

        (gg)    NASD. To the Company's knowledge, there are no affiliations between any member of the National Association of Securities Dealers, Inc. (the "NASD") and any of the Company's officers, directors or 5% or greater security holders, except as set forth in the Registration Statement and Prospectus, except as disclosed in the NASD questionnaires delivered to the Underwriters by the Company.

        (hh)    Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person located in Cuba.

        (ii)    Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

        (jj)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

        (kk)    Statistical and Market Data. Nothing has come to the attention of the Company (without conducting an independent investigation) that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

        (ll)    NYSE Listing. The Shares have been listed on the New York Stock Exchange, subject to notice of issuance.

        In addition, any certificate signed by an officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares at the Closing Date or the Additional Closing Date shall be deemed to be a representation and warranty by the Company as to matters covered thereby to each Underwriter.

        4.    Representations and Warranties of the Selling Stockholders.    Each of the Selling Stockholders severally and not jointly represents and warrants to each Underwriter and the Company that:

        (a)    Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and, as of the Closing Date, will have full right, power and authority to sell, assign, transfer and deliver the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder.

        (b)    No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

        (c)    Title to Shares. Such Selling Stockholder will have on the Closing Date, good and valid title to the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold at the Additional Closing Date, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Selling Stockholder Shares and Selling Stockholder Option Shares and payment therefor pursuant hereto, good and valid title to such Selling Stockholder Shares and Selling Stockholder Option Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters (assuming that no such Underwriter has notice of an "adverse claim" (within the meaning of Section 8-102(a)(1) of the Uniform Commercial Code of the State of New York (the "NY UCC")) with respect to any "security entitlement" in respect of such Shares), the Underwriters will acquire a "securities entitlement" (within the meaning of Section 8-102(a)(17) of the NY UCC) to the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholder pursuant to this Agreement, and no action based on any "adverse claim" (as defined in Section 8-102(a)(1) of the NY UCC) may be asserted against such Underwriters with respect to such securities.

        (d)    No Stabilization. Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

        (e)    Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Selling Stockholder only makes such representation to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement or the Prospectus.

        (f)    Custody. Certificates in negotiable form representing all of the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholders hereunder will be placed in custody under a Custody Agreement relating to such Selling Stockholder Shares and any Selling Stockholder Option Shares on the Closing Date, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to [the Company], as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated on the signature page hereto, and each of them, as such Selling Stockholder's Attorneys-in-fact (the "Attorneys-in-Fact" or any one of them the "Attorney-in Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Selling Stockholder Shares and any Selling Stockholder Option Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

        (g)    Powers. The Selling Stockholder Shares and any Selling Stockholder Option Shares represented by the certificates to be held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Shares or Selling Stockholder Option Shares hereunder, certificates representing such Selling Stockholder Shares or Selling Stockholder Option Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

        5.    Further Agreements of the Company.    The Company covenants and agrees with each Underwriter that:

        (a)    Effectiveness of the Registration Statement. The Company will use its commercially reasonable efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

        (b)    Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Underwriter or dealer.

        (c)    Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably object.

        (d)    Notice to the Representatives. The Company will advise the Representatives promptly (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as reasonably possible the withdrawal thereof.

        (e)    Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period, in the judgment of the Company or the Representatives, (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

        (f)    Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares, provided that no such qualification shall require the Company to file a general consent to service, to qualify as a foreign corporation or subject it to taxation as a foreign corporation.

        (g)    Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

        (h)    Clear Market. For a period of 90 days after the date of this Agreement (which shall be the same date as the Prospectus), the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (x) the Shares to be sold hereunder, (y) any grant of stock options or issuance of any shares of Stock of the Company issued upon the exercise of options granted under existing employee stock option plans or (z) any grant of awards or issuance of any shares of Stock issued pursuant to stock awards under existing employee stock plans.

        (i)    Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares sold by the Company as described in the Prospectus under the heading "Use of Proceeds".

        (j)    No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

        (k)    Reports. For a period of three years from the date hereof, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

        (l)    Transfer Agent. The Company agrees to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Stock.

        6.    Further Agreements of the Selling Stockholders.    Each of the Selling Stockholders covenants and agrees with each Underwriter that it will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

        7.    Conditions of Underwriters' Obligations.    The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

        (a)    Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or to the Company's knowledge, threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

        (b)    Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

        (c)    No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) or Section 10 hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

        (d)    Officer's Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate (i) of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (A) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the knowledge of such officers, the representation of the Company set forth in Section 3(b) hereof is true and correct, (B) confirming that the representations and warranties of the Company in this Agreement, other than the representation set forth in Section 3(b) are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (C) to the effect set forth in paragraphs (a) and (c) above and (ii) of each of the Selling Stockholders, other than Heller Financial, Inc., in form and substance reasonably satisfactory to the Representatives, (A) confirming, to the knowledge of such Selling Stockholder, that the representation of such Selling Stockholder set forth in Section 4(e) hereof is true and correct and (B) confirming that the representations and warranties in this Agreement, other than the representation set forth in Section 4(e), of such Selling Stockholder are true and correct and that such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Additional Closing Date, as applicable, unless otherwise stated herein.

        (e)    Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

        (f)    Opinion of Counsel for the Company. Arent Fox PLLC, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto.

        (g)    Opinion of special Irish counsel for the Company. McCann Fitzgerald, special Irish counsel for the Company, shall have furnished to the Representatives, their written opinion, with respect to Transaction Network Services Limited, a wholly-owned Irish subsidiary of the Company, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

        (h)    Opinion of special U.K. counsel for the Company. Salans, special U.K. counsel for the Company, shall have furnished to the Representatives, their written opinion, with respect to TNS

TransXpress Holding Company (U.K.) Limited, TNS International Limited, TNS Transline Limited and Transaction Network Services (U.K.) Limited (collectively the "TNS Companies"), wholly-owned U.K. subsidiaries of the Company, dated the Closing Date and addressed to the Underwriters, in form reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto:

        (i)    Opinion of Counsel for the Selling Stockholders. (i) Arent Fox PLLC, counsel for those certain Selling Stockholders listed in Schedule II hereto, except GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and GTCR Capital Partners, L.P. (collectively, the "GTCR Funds") and Heller Financial, Inc. ("Heller"), shall have furnished to the Representatives, at the request of such Selling Stockholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B-1 hereto; (ii) Kirkland & Ellis, LLP, counsel for the GTCR Funds shall have furnished to the Representatives, at the request of the GTCR Funds, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B-2 hereto and (iii) in-house counsel for Heller shall have furnished to the Representatives, at the request of Heller, a written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B-3 hereto.

        (j)    Opinion of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

        (k)    Opinion of In-House Counsel for the Company. Michael Keegan, general counsel for the Company, shall have furnished to the Representatives, at the request of the Company, his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.

        (l)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal or state governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

        (m)    Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its domestic significant subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

        (n)    Lock-up Agreements. The "lock-up" agreements, each substantially in the form of Annex D hereto, between you and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

        (o)    Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

        (p)    All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

        8.    Indemnification and Contribution.

        (a)    Indemnification of the Underwriters by the Company. The Company and each of its subsidiaries, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees, representatives, agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Controlling Person"), from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several that arise out of, or are based upon or caused by, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus or any amendment or supplement thereto or (B) in any statements or financial information included in materials or information provided to investors by, or with the approval of, the Company in connection with the offering of the Stock, including any roadshow or investor presentation made to investors by the Company, whether presented in person or electronically, which are directly based upon statements or financial information included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus (the "Marketing Materials") or (ii) any omission or alleged omission to state in the Registration Statement or Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus or Marketing Materials, a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon or caused by, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) below; provided, that with respect to any such untrue statement in or omission from any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter, its affiliates, directors, officers, employees, representatives, agents or any Controlling Person, if any, to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter any such loss, claim, damage or liability of or with respect to such Underwriter and results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person and (ii) the untrue statement in or omission from such Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with the provisions of Section 5 hereof.

        (b)    Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders agrees severally and not jointly, in proportion to the number of Shares to be sold by such Selling Stockholder hereunder to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees, representatives and agents and each Controlling Person, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon or caused by

(i) any untrue statement or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus or (ii) any omission or alleged omission to state in the Registration Statement or Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, a material fact required to be stated therein by the Selling Stockholder or necessary in order to make the statements made by the Selling Stockholder therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to any such untrue statement in or omission from any Preliminary Prospectus, the indemnity agreement contained in this Section 8(b) shall not inure to the benefit of any Underwriter, its affiliates, directors, officers, employees, representatives, agents or any Controlling Person to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person and (ii) the untrue statement in or omission from such Preliminary Prospectus was corrected in the Prospectus. The liability of each Selling Stockholder over and above what is covered by insurance policies paid for by the Company under such Selling Stockholder's representations and warranties contained in Section 4 hereof and under the indemnity and contribution provisions contained in this Section 8 shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholder from the sale of Selling Stockholder Shares and any Selling Stockholder Option Shares sold by such Selling Stockholder to the Underwriters.

        (c)    Indemnification of the Company and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each Controlling Person of the Company to the same extent as the indemnity set forth in paragraph (a) above and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (b) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the preliminary prospectus furnished on behalf of each Underwriter including (i) the legend concerning over-allotments on the inside front cover page and (ii) the information appearing in the "Commissions and Expenses", the "Electronic Distribution" and "Stabilization, Short Positions and Penalty Bids" "paragraphs under the heading "Underwriting".

        (d)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 8 except to the extent that it has been materially prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 8. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying

Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by Lehman Brothers Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person, subject to the limitations and conditions contained in this Section 8.

        (e)    Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, any obligation of the Selling Stockholders to contribute as set forth herein shall be several and not joint.

        (f)    Limitation on Liability. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

        (g)    Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. For the avoidance of doubt, the provisions of this Section 8 shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification of each other.

        9.    Effectiveness of Agreement.    This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Representatives of notice of the effectiveness of the Registration Statement.

        10.    Termination.    This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the Nasdaq National Market, the American Stock Exchange or the National Association of Securities Dealers, Inc.; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, including without limitation as a result of terrorist activities, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

        11.    Defaulting Underwriter.    (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

        (b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

        (c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company and the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

        (d)    Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

        12.    Payment of Expenses.    (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparations, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company's counsel, Selling Stockholders' counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate (excluding the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the NASD (excluding the related fees and expenses of counsel for the Underwriters) and (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

        (b)    If (i) the Company or the Selling Stockholders for any reason (other than pursuant to Section 10 or a breach of this Agreement by the Underwriters) fail to tender the Shares for delivery to the Underwriters or (ii) the Underwriters decline to purchase the Shares for any reason (other than pursuant to Section 10) permitted under this Agreement including, but not limited to, failure of the Company to perform under Section 7 or 11 of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

        13.    Persons Entitled to Benefit of Agreement.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

        14.    Survival.    The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriters.

        15.    Certain Defined Terms.    For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate"has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act; and (d) the term "significant subsidiary" has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

        16.    Miscellaneous.    (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by Lehman Brothers Inc. or J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by Lehman Brothers Inc. or J.P. Morgan Securities Inc. shall be binding upon the Underwriters.

        (b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives (i) c/o Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019 (Fax: 646-758-4231); Attention: Syndicate Desk and (ii) J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (Fax: 212-622-8358); Attention: Syndicate Desk. Notices to the Company shall be given to it at 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191 (Fax: 703-453-8397); Attention: Michael Q. Keegan, Esq. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at 11480 Commerce Park Drive, Suite 600, Reston, Virginia 10191 (Fax: 703-453-8397); Attention: Michael Q. Keegan, Esq.

        (c)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        (d)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

        (e)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

        (f)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing is in accordance with your understanding, please indicate your acceptance of this Underwriting Agreement by signing in the space provided below.

Very truly yours,
TNS, Inc.
By:

Name: Title:
SELLING STOCKHOLDERS
By:

Name: Henry H. Graham, Jr.*
By:

Name: Michael Q. Keegan*
By:

Name: James T. McLaughlin*
*As Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.
Accepted: September , 2004
LEHMAN BROTHERS INC.
For itself and on behalf of the several Underwriters listed in Schedule I hereto.
By:

Name: Title:
J.P. MORGAN SECURITIES INC.
For itself and on behalf of the several Underwriters listed in Schedule I hereto.
By:

Name: Title:

Annex A-1

[Form of Opinion of Counsel for the Company]

        (a)    The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and to the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

        (b)    The Registration Statement and the Prospectus (other than the financial statements and related schedules therein and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

        (c)    The Company and each of its domestic Significant Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate or limited liability company power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

        (d)    The Company and each of its domestic Significant Subsidiaries are duly qualified to do business as a foreign corporation or foreign limited liability company and are in good standing in each jurisdiction listed on a schedule to such opinion.

        (e)    The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each domestic Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

        (f)    The Company has corporate right, power and authority to execute and deliver this Agreement and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated thereby have been duly and validly taken.

        (g)    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

        (h)    The Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights set forth in the Company's certificate of incorporation or bylaws or to the knowledge of such counsel any other agreement with the Company.

        (i)    To the knowledge of such counsel, none of the Company or any of its domestic Significant Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument attached as an exhibit to the Registration Statement or listed on Schedule    to this opinion (except any financial covenants contained therein, as to which such counsel expresses no opinion); or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) or (iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

        (j)    The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company and delivered on the Closing Date or the Additional Closing Date, as the case may be, and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument attached as an exhibit to the Registration Statement or listed on Schedule    to this opinion (except any financial covenants contained therein, as to which such counsel expresses no opinion), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its domestic Significant Subsidiaries or (iii) to the knowledge of such counsel result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority except, in the case of clauses (i) and (iii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

        (k)    No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company and delivered on the Closing Date or the Additional Closing Date, as the case may be, and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws and the bylaws or rules of the NASD (as to which consents, approvals, authorizations, orders and registrations or qualifications such counsel express no opinion) in connection with the purchase and distribution of the Shares by the Underwriters.

        (l)    Except as described in the Prospectus, to the knowledge of such counsel, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its domestic Significant Subsidiaries is or may be a party or to which any property of the Company or any of its domestic Significant Subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

        (m)    The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents included in sections entitled "Management—Employment Agreements", "Management—Limitations of Liability and Indemnification of Officers and Directors", "Certain Relationships and Related Party Transactions" and "Description of Capital Stock" and in the Registration Statement in items 14 and 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects. To the knowledge of such counsel, there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described.

        (n)    To the knowledge of such counsel, there are no affiliate transactions that are required under the Securities Act to be described in the Prospectus and that are not so described.

        (o)    The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act.

        (p)    To the knowledge of such counsel, neither the Company nor any of its domestic Significant Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus.

        (q)    No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel, to cause the Company to register under the Securities Act any shares of Stock or shares of any other capital stock or other equity interest of the Company, or to include such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, that have not been satisfied or waived.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness but excluding the financial statements, other financial information and other financial and statistical data included therein), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, other financial information and other financial and statistical data included therein, as to which such counsel need express no belief).

        In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

        The opinion of Arent Fox described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

Annex A-2

[Form of Opinion of Special Irish Counsel to the Company]

        (i)    Corporate status

        Transaction Network Services Limited (the "Company") is a limited liability company having a share capital duly incorporated under the laws of Ireland with registration number 248837. The Company is a separate legal entity and is subject to suit in its own name. The searches made by independent law searchers against the Company in the Companies Registration Office, the Petitions Section of the Central Office of the High Court of Ireland and the Judgments Office of the Central Office of the High Court of Ireland (together, the "Searches") do not disclose that any steps have been taken to appoint an examiner to the Company, to appoint a receiver to the Company or is assets or to wind up the Company. On the basis of the Searches and the certificate of Francis MacDonagh, a director of the Company (the "Director's Certificate"), the Company is validly existing.

        (ii)    Memorandum of Association

        The Company has the necessary corporate power and authority under its Memorandum of Association to provide the electronic communications services which it currently provides (as detailed in the declaration made by the Company to the Commission for Communications Regulation ("ComReg") under Regulation 5 of the European Communities (Electronic Communications Networks and Services) (Authorisation) Regulations 2003 (the "Declaration")) along with ancillary powers, including the ownership and/or leasing of property.

        (iii)    Share Capital

        The Company has an authorized share capital of €2,225,000 divided into 900,000 Ordinary Share of €1.25 each and 10,000,000 10% Cumulative Preference Shares of €0.11 each, of which 16,000 Ordinary Shares and 126,851 Cumulative Preference Shares have been validly issued, are fully paid up and are registered in the name of TNS Inc. The Searches do not disclose any registered liens or encumbrances on such shares.

        (iv)    Electronic Communications

        ComReg is the statutory body responsible for licensing electronic communications networks and electronic communications services in Ireland. Based on the Declaration and based on information received by us from ComReg on            2004, the Company is duly authorized by ComReg to provide the electronic communications services which it currently provides to customers, subject too the conditions specified by ComReg in the form of General Authorization issued by ComReg and such other conditions as ComReg may from time to time specify.

Annex A-3

[Form of Opinion of Special U.K. Counsel for the Company]

        (i)    The TNS Companies are companies limited by shares and duly incorporated, validly existing, and duly registered under the Companies Acts under the laws of England and Wales.

        (ii)    The material particulars of each of the TNS Companies as shown by a Company Search of the register maintained by Companies Registration Office as at             2004 and certified by a Director of each of the TNS Companies on            2004 are attached to this legal opinion.

        (iii)    Each of the TNS Companies has as its principal object in its Memorandum and Articles of Association the power and authority to own its property, to conduct its business as described in the Prospectus, and to act as a general commercial company together with various ancillary objects.

        (iv)    Each of the TNS Companies is duly qualified to transact business and (according to certificates issued by Companies Registration Office of England and Wales on             2004) is of good standing in England and Wales except to the extent that the failure to be so qualified or to be of good standing would not have a material adverse effect on the relevant TNS Company.

        (v)    The share of each of the TNS Companies has been validly issued and is fully paid up and so far as we are aware is free and clear of all liens, encumbrances, equities and claims save as provided in the relevant TNS Company's Memorandum and Articles of Association.

        (vi)    We are familiar with the regulatory requirements in England and Wales pertaining to the type of telecommunications services provided by the TNS Companies. It is our view that each of the TNS Companies holds all such licenses Authorizations and other approvals as are required (if any) by any relevant regulatory authority to enable such TNS Company to carry on its business as conducted as of the date hereof.

        (vii)    To the extent that any of the TNS Companies processes personal data, it is necessary to provide due notification pursuant to the Data Protection Act 1998. A search of the register maintained at the Data Protection office carried out on the            2004 confirms that notification pursuant to the Data Protection Act 1998 has been provided in respect of Transaction Network Services (U.K.) Limited. We are not aware of any material matters which might render such notifications inadequate. None of the other TNS Companies have provided any notification under the Data Protection Act 1998 since we are advised by a Director of each of such other TNS Companies that such other TNS Companies do not process any personal data.

Annex B-1

[Form of Opinion of Counsel For The Selling Stockholders]

        (1)    The Underwriting Agreement has been executed and delivered by or on behalf of each of the Selling Stockholders.

        (2)    A Power of Attorney and a Custody Agreement have been executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder in accordance with their terms.

        (3)    Upon payment for the Shares to be sold by each Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of the stock certificates representing the Shares to be sold by the Selling Stockholders, indorsed to the Underwriters, (assuming no such Underwriter has notice of any "adverse claim" (as such term is defined in Section 8 102(a)(1) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) to the shares or any security entitlement in respect thereof), (A) under Section 8 501 of the UCC, such Underwriter will acquire a "security entitlement" (within the meaning of Section 8 102(a)(17) of the UCC) in respect of the shares and (B) no action based on any "adverse claim" (as defined in Section 8 102(a)(1) of the UCC) to such security entitlement may be asserted against such Underwriter. We have also assumed that the Shares are duly authorized and validly issued.

        (4)    The sale of the Shares and the execution and delivery by each Selling Stockholder of, and the performance by each Selling Stockholder of his obligations under, the Underwriting Agreement, and the consummation by the Selling Stockholders of the transactions contemplated therein, will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, the Underwriting Agreement or (ii) constitute a violation by such Selling Stockholder of any applicable law, statute or regulation of any governmental agency or body in New York or Delaware having jurisdiction over such Selling Stockholder or any of his properties (except with respect to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Underwriting Agreement would be permitted, as we have not been requested to express and therefore we do not express an opinion); in each case other than such violations, breaches or defaults which, individually or in the aggregate, would not adversely affect such Selling Stockholder's ability to perform his obligations under the Underwriting Agreement.

        (5)    No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under foreign securities or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which laws we express no opinion).

Annex B-2

[Form of Opinion of Counsel For The GTCR Funds]

        (1)    The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders.

        (2)    A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder in accordance with their terms.

        (3)    Upon payment for the Shares to be sold by each Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of the stock certificates representing the Shares to be sold by the Selling Stockholders, indorsed to the Underwriters, (assuming no such Underwriter has notice of any "adverse claim" (as such term is defined in Section 8 102(a)(1) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) to the shares or any security entitlement in respect thereof), (A) under Section 8 501 of the UCC, such Underwriter will acquire a "security entitlement" (within the meaning of Section 8 102(a)(17) of the UCC) in respect of the shares and (B) no action based on any "adverse claim" (as defined in Section 8 102(a)(1) of the UCC) to such security entitlement may be asserted against such Underwriter. We have also assumed that the Shares are duly authorized and validly issued.

        (4)    The sale of the Shares and the execution and delivery by each Selling Stockholder of, and the performance by each Selling Stockholder of its obligations under, the Underwriting Agreement, and the consummation by the Selling Stockholders of the transactions contemplated therein, will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, the Underwriting Agreement; (ii) result in any violation of the provisions of the limited partnership agreement or similar organizational documents of any Selling Stockholder or; (iii) constitute a violation by such Selling Stockholder of any applicable law, statute or regulation of any governmental agency or body in New York or Delaware having jurisdiction over such Selling Stockholder or any of its properties (except with respect to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Underwriting Agreement would be permitted, as we have not been requested to express and therefore we do not express an opinion); in each case other than such violations, breaches or defaults which, individually or in the aggregate, would not adversely affect such Selling Stockholder's ability to perform its obligations under the Underwriting Agreement.

        (5)    No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under foreign securities or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which laws we express no opinion).

Annex B-3

[Form of Opinion of Counsel For Heller Financial, Inc.]

        1.    The Selling Stockholder has all requisite corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its respective obligations thereunder. The execution, delivery and performance by the Selling Stockholder of each Transaction Document to which it is a party have been duly authorized by all necessary corporate action on the part of the Selling Stockholder. The Underwriting Agreement has been duly and validly executed and delivered by or on behalf of the Selling Stockholder. Each of the Custody Agreement and the Power of Attorney to which the Selling Stockholder is party has been duly and validly executed and delivered by the Selling Stockholder and constitutes a valid and binding agreement of the Selling Stockholder in accordance with its terms.

        2.    Upon payment for the Shares to be sold by the Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of the stock certificates representing the Shares to be sold by the Selling Stockholder, indorsed to the Underwriters, (assuming no such Underwriter has notice of any "adverse claim" (as such term is defined in Section 8 102(a)(1) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) to the shares or any security entitlement in respect thereof), (A) under Section 8 501 of the UCC, such Underwriter will acquire a "security entitlement" (within the meaning of Section 8 102(a)(17) of the UCC) in respect of the shares and (B) no action based on any "adverse claim" (as defined in Section 8 102(a)(1) of the UCC) to such security entitlement may be asserted against such Underwriter. We have also assumed that the Shares are duly authorized and validly issued.

        3.    The sale of the Shares owned by the Selling Stockholder and the execution and delivery by the Selling Stockholder of the Transaction Documents to which it is a party and the performance by the Selling Stockholder of its respective obligations thereunder (i) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject and (ii) will not conflict with, constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under or violate any of the terms, conditions or provisions of the articles of incorporation or by-laws of the Selling Stockholder or New York, Delaware or federal law or regulation.

        4.    No consent, approval, waiver, license or authorization or other action by or filing with any Delaware, New York or federal governmental authority is required in connection with the execution and delivery by the Selling Stockholder of the Transaction Documents to which it is a party, the consummation by the Selling Stockholder of the transactions contemplated thereby or the performance by the Selling Stockholder of its respective obligations thereunder, except for those filings already obtained, made or complied with prior to the Closing Date.

Annex C

[Form of Opinion of In-House Company Counsel]

        (a)    The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents included in sections entitled "Business—Intellectual Property" and "Business—Legal Proceedings" and in the Registration Statement in items 14 and 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

        (b)    To the knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

        (c)    To the knowledge of such counsel, each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except for any of the above, that would not, individually, or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and to the knowledge of such counsel, each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus, except for any of the above, that would not, individually, or in the aggregate, have a Material Adverse Effect.

        (d)    To the knowledge of such counsel, there are no legal or governmental proceedings pending, or to the knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

        (e)    The information and statement in the Registration Statement and the Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to such statement of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

Annex D

Form of Lock-up Agreement

        The undersigned understands that you, as Representatives of the several Underwriters named in Schedule I of this Letter Agreement (the "Underwriters") and any stockholders selling shares in the Public Offering (defined below) (the "Selling Stockholders"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with TNS, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the Underwriters, of common stock, $0.001 par value per share of the Company (the "Common Stock").

        In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters and the Selling Stockholders, the undersigned will not, during the period (the "Lock-Up Period") beginning on the date the Underwriting Agreement has been executed by the parties thereto and ending ninety (90) days after the date of the Underwriting Agreement (which shall be the same date as the prospectus relating to the Public Offering (the "Prospectus")), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters and the Selling Stockholders, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Subject to the paragraph below, the foregoing paragraph shall not apply to (A) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) in the Public Offering pursuant to the Underwriting Agreement, (ii) as a bona fide gift or gifts to immediate family members and charitable institutions for no consideration, (iii) to an entity controlled by the undersigned or an immediate family member of the undersigned, (iv) by will or the laws of descent and distribution, or (v) to a trust the beneficiaries of which are members of the immediate family of the undersigned or (B) distributions of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to limited partners, members, affiliates or stockholders of the undersigned or to the limited partners of investment funds affiliated with the undersigned.

        Notwithstanding the foregoing, in the case of any gift, transfer, distribution or acquisition pursuant to any clause other than clause (A)(i) in the foregoing paragraph, (i) each donee, distributee, transferee or recipient shall, prior to the effectiveness of the transfer, execute and deliver to Lehman Brothers Inc. an executed duplicate form of this Lock-Up Agreement unless such donee, distributee, transferee or recipient has already signed this Lock-Up Agreement and (ii) no filing by any party (donor, donee, transferor, transferee, distributor, distributee or recipient) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

        In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

        The undersigned understands that if the Company withdraws the Registration Statement, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

        The undersigned understands that the Underwriters and the Selling Stockholders are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

        This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

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LEHMAN BROTHERS INC. J.P. MORGAN SECURITIES INC. FORM OF UNDERWRITING AGREEMENT TNS, INC. 5,815,203 Shares of Common Stock
Form of Lock-up Agreement